Exhibit 10.1

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议 (“本协议”) #65289;由以下双方于2017年8月16日在中华人民共和国（“中国”） 北京市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on 16 August, 2017 in Beijing, the People’s Republic of China (“China” or the “PRC”).

甲方:	北京华夏大地远程教育网络服务有限公司
住所：	北京市北京经济技术开发区地盛北街1号院40号楼505
Party A:	Huaxia Dadi Distance Learning Services Co., Ltd.
Address:	Room 505 Building No.40, No.1 Disheng North Street, Beijing Economic-Technological Development Area

乙方：	北京华夏大地数码信息技术有限公司
住所：	北京经济技术开发区地盛北街1号院40号楼503A
Party B:	Huaxia Dadi Digital Information Technology Co., Ltd.
Address:	Room 503A, Building No.40, No.1 Disheng North Street, Beijing Economic-Technological Development Area

甲方和乙方以下各称为“一方”，合称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

1.	甲方是一家在中国成立的外商独资企业，拥有提供远程教育应用软件研制、开发，远程教育资源信息开发的必要资源；

Party A is a wholly foreign owned enterprise established in China, and has the necessary resources to support research and development of distance education application software and distance education resource information.

2.	乙方是一家在中国成立的内资公司，经中国有关政府部门依法批准可以从事因特网信息服务等业务。乙方现时及在本协议有效期内的任何时候所经营并发展的所有业务活动以下合称“主营业务”；

Party B is a company established in China with exclusively domestic capital and is permitted to engage in internet information services and other business by relevant PRC government authorities. The businesses conducted by Party B currently and any time during the term of this Agreement are collectively referred to as the “Principal Business”;

3.	甲方同意利用其人员、信息和技术优势，在本协议期间向乙方提供有关主营业务的独家营销服务、管理咨询服务、技术服务和其他服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的各种服务。

Party A is willing to provide Party B with marketing services, management consultation services, technical services and other services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in human resources, information and technology, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

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据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	服务提供

Services Provided by Party A

1.1	按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的营销服务、管理咨询服务、技术服务和其他服务，包括但不限于以下内容：

According to the terms and conditions of this Agreement, Party B hereby appoints Party A as Party B’s exclusive services provider during the term of this Agreement to provide Party B with comprehensive marketing services, management consultation services, technical support and other services, including but not limited to the follows:

(1)	为乙方提供企业管理咨询服务；

Providing business management consultation services for Party B;

(2)	为乙方提供有关远程教育和互联网信息服务业务的咨询服务；

Providing consultation services regarding distance education and internet information services for Party B;

(3)	为乙方提供经营远程教育和互联网信息服务业务所需的课件开发、技术支持（中国法律禁止外商独资企业从事的技术支持及服务除外）；

Providing courseware production, technical support regarding distance education and internet information services for Party B (excluding technical support and services that wholly foreign-owned enterprises are prohibited from conducting under PRC law);

(4)	协助乙方进行远程教育有关的技术和市场信息的咨询、收集与调研（中国法律禁止外商独资企业从事的市场调查除外）；

Assisting Party B in consultancy, collection and research of technology and market information regarding to distance education (excluding market research business that wholly foreign-owned enterprises are prohibited from conducting under PRC law);

(5)	许可乙方使用甲方拥有合法权利的相关域名、商标；

Licensing Party B to use any domain name or trademark legally owned by Party A;

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(6)	许可乙方使用甲方拥有合法权利的相关软件；

Licensing Party B to use any software legally owned by Party A;

(7)	提供乙方业务所需的相关应用软件的开发、维护与更新服务；

Providing software development, maintenance and update services necessary for Party B’s business for Party B;

(8)	提供与乙方计算机网络系统、硬件设备及数据库的设计、安装和日常管理、维护、更新相关的服务；

Providing network system, hardware and database design, installation, daily management, maintenance and updating services and other relevant services for Party B;

(9)	为乙方相关人员提供技术支持和专业培训；

Providing technical support and training for employees of Party B;

(10)	向乙方提供设备、资产出租；和

Leasing of equipments or properties to Party B; and

(11)	在中国法律允许的情况下，其他应乙方要求而不时提供的其他相关服务。

Other services requested by Party B from time to time to the extent permitted under PRC law.

1.2	乙方接受甲方提供的服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的服务，并不得与任何第三方就本协议所述事项建立任何相同或类似的合作关系。甲乙双方同意，甲方提供的服务涉及的技术可以为甲方自有的技术，也可以是甲方从第三方采购的技术。甲方也可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务。

Party B agrees to accept all the services provided by Party A. Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party and shall not establish identical or similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A and Party B agree that, the technology involved in the services provided by Party A may be the technology owned by Party A or purchased by Party A from any third parties. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the services under this Agreement.

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1.3	服务的提供方式

Service Providing Methodology

1.3.1	甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订服务协议，对各项服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific services.

1.3.2	为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署知识产权（包括但不限于软件、商标、专利、技术秘密及域名）许可使用协议由甲方将有关的知识产权许可给乙方使用，或签署设备、资产的租用协议，由甲方将有关设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into intellectual property (including but not limited to software, trademark, patent, know-how and domain name) licensing agreement with Party A or any other party designated by Party A which shall license Party B to use Party A’s relevant intellectual property rights or may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A’s relevant equipment or property based on the needs of the business of Party B.

1.3.3	乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方购买任何部分或全部资产和业务，作价为中国法律允许的最低价格。届时双方将另行签订资产或业务转让合同，对该资产转让的条款和条件进行约定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A’s sole discretion, any or all of the assets and business of Party B, to the extent permitted under PRC law, at the lowest purchase price permitted by PRC law. The Parties shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets.

1.3.4	为更好地履行本协议，甲乙双方同意在本协议有效期内将直接或通过其关联方根据业务进展需要随时另行签署专项技术服务协议，即乙方向甲方提供服务项目（包括但不限于通过乙方平台向甲方学员提供教学服务等），甲方向乙方支付相关费用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, both parties, directly or through their respective affiliates, may enter into separate agreement of special technology service based on the needs of the business of Party A, which shall permit Party B provide the services (including but not limited to providing educational services for students of Party A through its platform), Party A shall pay service fee to Party B.

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2.	服务的价格和支付方式

Calculation and Payment of the Service Fees

2.1	在本协议有效期内，乙方应向甲方支付的费用应按如下方式计算：

The fees payable by Party B to Party A during the term of this Agreement shall be calculated as follows:

2.1.1	甲乙双方同意，乙方应按季向甲方支付服务费，乙方支付的服务费的金额为乙方上季度的收入减去该季度发生并经甲方批准的乙方销售成本、经营费用及其他费用（包括销售费用、管理费用、财务费用）后的剩余金额。

Party A and Party B agree that, Party B shall pay service fee to Party A on a quarterly basis and the amount of service fee paid by Party B of a season shall equal to Party B’s revenue of such season minus the marketing costs and operating fees and other expenses (including marketing expenses, management expenses and financial expenses) of Party B of that season permitted by Party A.

2.1.2	甲乙双方同意，视情况而定，乙方可以按照甲方提供服务所花费的时间及预先确定的收费标准向甲方支付服务费。

Party A and Party B agree that, where necessary, Party B may pay service fee to Party A based on the time spent by Party A for providing such service and fees scale determined beforehand.

2.1.3	如果甲方向乙方转让技术或者受乙方委托进行软件或其他技术开发或者向乙方出租设备、资产，则技术转让费、委托开发费用或租金应由双方根据实际情况确定。

If Party A transfers technology to Party B or develops software or other technology as entrusted by Party B or leases equipments or properties to Party B, the technology transfer price, development fees or rent shall be determined by the Parties based on the actual situations.

2.2	在本协议有效期内，甲方应于每季度第15日之前根据上季度提供服务的内容和数量向乙方发出收取服务费的书面通知，该等服务费通知中所载的服务费的金额应是最终且确凿的；乙方应在每季度第30日前根据甲方通知中所载的金额向甲方足额、及时地支付上一季度的服务费。

During the term of this Agreement, Party A shall, within the first 15 days of each season, provide Party B with a written notice of payment of service fee in connection with the content and amount of services during the previous season. The amount of service fee contained in the notice of payment of service fee shall be final and certain. Party B shall, within the first 30 days of each season, fully and promptly pay the service fee of the previous season as requested by the notice of payment of service fee to Party A.

2.3	在甲方向乙方发出收取服务费的书面通知之前，乙方应及时、准确地向甲方提供乙方上一季度的收入、发生的销售成本、经营费用及其他有关费用的具体数额和财务报表供甲方审阅和验证。

Prior to Party’s A’s issuance of a written notice of payment of service fee to Party B in relation to the service fee, Party B shall promptly and accurately provide Party A with the precise amount of its revenue, marketing expenses, operating expenses and other relevant fees and its financial statements for Party A’s review and verification.

2.4	甲方有权根据乙方的运营情况，减免服务费或允许乙方延期支付服务费，以确保乙方的正常经营。

Party A is entitled to reduce the amount of service fee or permitting Party B to defer the payment of service fee based on the actual operating situations of Party B to ensure its proper operation.

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2.5	在符合中国法律规定的前提下，甲方同意，在本协议有效期间，甲方将享有和承担任何乙方业务产生的经济利益及风险；在任何乙方经营亏损或出现严重经营困难时，甲方将对其提供财务支持；在发生上述情形时，仅甲方有权决定乙方是否继续营运，乙方无条件认可并同意执行甲方上述决定。

On the premise of complying with the PRC law, Party A agrees that, during the term of this agreement, it is entitled to and responsible for all economic benefits and risks derived by Party B. If any operating loss or critical operation adversity occurs in Party B, Party A shall provide financial support to Party B, and only Party A can decide whether Party B should continue its operation and Party B shall unconditionally accept and execute the decision made by Party A as aforesaid.

3.	知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的任何和所有知识产权（包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他）均享有独占的和排他的所有权、权利和利益。乙方应签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利的保护。

Party A shall have exclusive and proprietary ownership, rights and interests in any and all intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A.

3.2	双方承认及确认有关本协议、本协议内容以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(1)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(2)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(3)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the information that: (1) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (2) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (3) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

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4.	陈述和保证

Representations and Warranties

4.1	甲方陈述、保证和承诺如下：

Party A hereby represents, warrants and covenants as follows:

4.1.1	甲方是按照中国法律合法成立并有效存续的外商独资企业；甲方或其指定的服务提供方将在根据本协议提供任何服务前获得提供该等服务所需的必要政府许可、证照。

Party A is a wholly foreign owned enterprise legally established and validly existing in accordance with the laws of China; Party A or the service providers designated by Party A will obtain necessary government permits and licenses for providing the service under this Agreement before providing such services.

4.1.2	甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party A’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable against it in accordance with its terms.

4.2	乙方陈述、保证和承诺如下：

Party B hereby represents, warrants and covenants as follows:

4.2.1	乙方是按照中国法律合法成立且有效存续的公司，乙方已获得并将维持从事主营业务所需的全部政府许可、证照。

Party B is a company legally established and validly existing in accordance with the laws of the PRC and has obtained and will maintain all permits and licenses for engaging in the Principal Business in a timely manner.

4.2.2	乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party B’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

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4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms.

4.2.4	如在本协议有效期间内的任何时候，中国法律或政府部门对本协议以及相关协议的履行有任何新的规定或其他任何要求，乙方将全力配合甲方对本协议条款作出相应调整和完善，以使其合乎监管要求并且满足与甲方开展独家业务合作的目的。

During the term of this Agreement, if the PRC laws or PRC government authorities set out new regulations or other requirements regarding the performance of this Agreement or relevant agreements, to meet the regulatory requirements and to accomplish the purpose of carrying out exclusive business cooperation with Party A, Party B shall provide full cooperation for Party A to make corresponding adjustments and improvements on the terms of this Agreement.

5.	协议期限

Term of Agreement

5.1	本协议自双方正式签署之日起生效；除非本协议明确约定或甲方书面决定终止本协议，本协议应永久有效。

This Agreement shall become effective upon execution by the Parties. Unless terminated in accordance with the provisions of this Agreement or terminated in writing by Party A, this Agreement shall remain effective.

5.2	如果在本协议有效期内，任何一方的经营期限届满，则该方应及时续展其经营期限，以使本协议得以继续有效和执行。如一方续展经营期限之申请未获任何主管部门批准或同意，则本协议于该方经营期限届满之时终止。

During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.

5.3	在本协议终止之后，双方在第 3、6、7条和第5.3条下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 3, 6, 7 and Section 5.3 shall survive the termination of this Agreement.

6.	适用法律和争议解决

Governing Law and Resolution of Disputes

6.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

6.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后 30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

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6.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

7.	违约责任和补偿

Breach of Agreement and Indemnification

7.1	若乙方实质性违反本协议项下所作的任何一项约定，甲方有权终止本协议和/或要求乙方给予损害赔偿；本第7.1条不应妨碍甲方在本协议下的任何其他权利。

If Party B conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B to indemnify all damages; this Section 7.1 shall not prejudice any other rights of Party A herein.

7.2	除非法律另有规定，乙方在任何情况均无权利终止或解除本协议。

Unless otherwise required by applicable laws, Party B shall not have any right to terminate this Agreement in any event.

7.3	就甲方根据本协议向乙方提供的服务所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意不当行为而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

8.	不可抗力

Force Majeure

8.1	若由于地震、台风、洪水、火灾、流行病、战争、罢工以及其他任何无法预见并且是受影响方无法防止亦无法避免的不可抗力事件（“不可抗力”），而直接致使本协议任何一方不能履行或不能完全履行本协议时，则受上述不可抗力影响的一方不对此不履行或部份履行承担责任。但该受影响方须立即毫不迟延地向另外一方发出书面通知，并须在发出该书面通知后15天内向另外一方提供不可抗力事件的详情，解释其此种不能履行、部份不能履行或需要迟延履行的原因。

In the case of any force majeure events (the “Force Majeure”) such as earthquake, typhoon, flood, fire, flu, war, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which directly or indirectly causes the failure of either Party to perform or completely perform this Agreement, then the Party affected by such Force Majeure shall give the other Party written notices without any delay, and shall provide details of such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance.

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8.2	若主张不可抗力的一方未能根据以上规定通知另一方并提供适当证明，其不得免于未能履行其在本协议项下义务的责任。受不可抗力影响的一方应作出合理的努力，以减低该不可抗力造成的后果，并在该不可抗力终止后尽快恢复履行所有有关义务。如受不可抗力影响的一方在因不可抗力而暂免履行义务的理由消失后未有恢复履行有关义务，该方应就此向另一方承担责任。

If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non-performance of its obligations hereunder. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party.

8.3	不可抗力发生时，双方应立即互相协商，以求达致公平解决方案，并须作出一切合理努力，尽量减低该不可抗力造成的后果。

In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

9.	通知

Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	北京华夏大地远程教育网络服务有限公司
Party A:	Huaxia Dadi Distance Learning Services Co., Ltd.
住所：	北京市经济技术开发区地盛北街1号院40号楼505
Address:	Room 505, Building No.40, No.1 Disheng North Street, Beijing Economic-Technological Development Area
收件人：	于洋
Attn:	Yang Yu
电话：	+86 138 0125 9058
Phone:	+86 138 0125 9058
传真：	+86 10 85171378
Facsimile:	+86 10 85171378

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乙方：	北京华夏大地数码信息技术有限公司
Party B:	Huaxia Dadi Digital Information Technology Co., Ltd.
住所：	北京经济技术开发区地盛北街1号院40号楼503A
Address:	Room 503A, Building No.40, No.1 Disheng North Street, Beijing Economic-Technological Development Area
收件人：	杨兴晖
Attn:	Xinghui Yang
电话：	+86 139 1165 6638
Phone:	+86 139 1165 6638
传真：	+86 10 58022039
Facsimile:	+86 10 58022039

9.3	任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.	协议的转让

Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以向第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment; Party A is only required to give written notice to Party B and does not need any consent from Party B for such assignment.

11.	协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.	协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.	语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，甲乙双方各持二份。中英文版本具有同等效力；中英文版本如有歧义，应以中文版本为准。

This Agreement is written in both Chinese and English language in four copies, each Party having two copy. The Chinese version and English version shall have equal legal validity. If there is any discrepancy between Chinese version and English version, Chinese version prevails.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representative to execute this Exclusive Business Cooperative Agreement as of the date first above written.

甲方：	北京华夏大地远程教育网络服务有限公司
Party A:	Huaxia Dadi Distance Learning Services Co., Ltd.

签署：
By：	/s/ Yang Yu
姓名：	于洋
Name：	Yang Yu
职位：	董事
Title：	Director

乙方：	北京华夏大地数码信息技术有限公司
Party B:	Huaxia Dadi Digital Information Technology Co., Ltd.

签署：
By：	/s/ Yang Yu
姓名：	于洋
Name：	Yang Yu
职位：	董事
Title：	Director

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